61929 Roll - 68 Page - 794
Recorded 2/6/2012 At 11:30 AM
Blanche McLure, GRANITE Clerk and Recorder
Fee: $ 56.00, By Blanche McLure

Return to: Grant Hartford Corporation
c/o David Rodli
P. O. Box 2190
Missoula, MT 59806

# NOTICE OF AMENDED OPTION TO PURCHASE MINERAL INTERESTS

KNOW ALL MEN BY THESE PRESENTS:

That, COMMONWEALTH RESOURCES, L.L.C., a limited liability company organized and existing under the laws of the State of Montana, whose mailing address is 2620 Connery Way, Missoula, Montana 59808, hereinafter referred to as "Optionor", entered into an option agreement whose effective date was June 15, 2007, denominated the "Grant Hartford Option Agreement" (the "Option Agreement") with GRANT HARTFORD CORPORATION, a corporation organized and existing under the laws of the State of Montana, whose mailing address is 2620 Connery Way, Missoula, Montana 59808, hereinafter referred to as "Optionee", for the possible sale of the mineral rights (and not of surface rights) of certain patented and unpatented mining claims hereinafter described. Notice of said option was recorded September 25, 2008 as Document No. 56770 at Roll 63, Page 163, Micro Records of Granite County, Montana.

NOTICE IS HEREBY GIVEN that said Option Agreement has been amended by the parties, extending the deadline for Optionee to exercise its option by three (3) years: from June 14, 2014 to June 14, 2017.

The subject property is situated in the County of Granite, State of Montana, and is more particularly described as follows:

**PATENTED CLAIMS:**

The GOLD BUG Lode Mining Claim, Survey No. 9407, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 3 of Patents, Page 328, Official Records.

The CONTACT Lode Mining Claim Survey No. 5666, in approximate Section 11, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 2 of Patents, Page

561, Official Records.

The WHITE CLOUD Lode Mining Claim, Survey No. 5631, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claims or Survey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The BERLENE Lode Mining Claim, Survey No. 5454, in approximate Sections 10 and 11, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claims or Survey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The ARMISTEAD Lode Mining Claim, Survey No. 5633, in approximate Section 10, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claims or Survey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The PARQUET Lode Mining Claim, Survey No. 5452, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claims or Survey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The GROTTO Lode Mining Claim, Survey No. 5664, in approximate Section 11, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 2 of Patents, Page 561, Official Records.

The CRESCENT Lode Mining Claim, Survey No. 4510, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said Grant and

Hartford Lode claim unsurveyed. All according to Patent recorded in Book 2 of Patents, Page 573, Official Records.

The BULL'S EYE Lode Mining Claim Survey No. 4651, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said Grant and Hartford Lode claim unsurveyed. All according to Patent recorded in Book 2 of Patents, Page 573, Official Records.

The RED CLOUD Lode Mining Claim, Survey No. 5451, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claims or Survey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The FREE COINAGE Lode Mining Claim, Survey No. 9904, in approximate Sections 3 and 4, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 27 of Patents, Page 505, Official Records.

The LEAD KING Quartz Lode Miing Claim, Survey No. 4511, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said Grant and Hartford Lode claim unsurveyed. All according to Patent recorded in Book 2 of Patents, Page 573, Official Records.

The INTERNATIONAL Lode Mining Claim, Survey No. 3612, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in Homestake Lode Claim. All according to Patent recorded in Book L of Deeds, Page 374, Official Records.

The NANCY HANKS Lode Mining Claim, Survey No. 5365, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 34 of Deeds, Page 614, Official Records.

The DEWEY AND MIDNIGHT Lode Mining Claims, Survey No. 9833, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claims or Survey No. 751 Amended and said Shamrock and Last Chance Lode Claims, unsurveyed. All according to Patent recorded in Book 34 of Deeds, Page 381, Official Records.

The TIGER Lode Miing Claim, Survey No. 5361, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claim or Survey No. 5365. All according to Patent recorded in Book 2 of Patents, Page 189, Official Records.

The PLACER Lode Mining Claim, Survey No. 751, Tracts A and B Amended, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claims or Surveys Nos. 5521 and 5631. All according to Patent recorded in Book 2 of Patents, Page 555, Official Records.

The BULL'S EYE FRACTION Lode Mining Claim, Survey No. 9405, in approximate Section 3, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of ground hereinbefore described, embraced in said mining claim or Survey No. 4511, All according to Patent recorded in Book 3 of Patents, Page 333, Official Records.

The FOURTH OF JULY Lode Mining Claim, Survey No. 5453, in approximate Sections 3 and 10, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claims or Survey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The HONOLULU Lode Mining Claim, Survey No. 5632, in approximate Sections 3 and 10, Township 12 North, Range 14 West, M.P.M., Granite County, Montana.
EXPRESSLY EXCEPTING AND EXCLUDING from these presents all that portion of the ground hereinbefore described embraced in said mining claims or Survey Nos. 3616 and 4511. All according to Patent recorded in Book 1 of Patents, Page 389, Official Records.

The HAROLD Lode Mining Claim, Survey No. 5812, located in approximate Section11, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 2 of Patents, Page 209, Official Records.

The NORTH STAR Lode Mining Claims, Survey No. 9404, in approximate Sections 11, Township 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 3 of Patents, Page 215, Official Records.

The FREE COIN Lode Mining Claim, Survey No. 4652, in approximate Section 3, Twonship 12 North, Range 14 West, M.P.M., Granite County, Montana. All according to Patent recorded in Book 2 of Patents, Page 573, Official Records.

**UNPATENTED CLAIMS (Lode Claims Unless Otherwise Noted):**

| Claim Name | Serial No. (MMC#) |
|---|---|
| Amex 11 Lode Mining Claim | 116773 |
| Willie Lode Mining Claim | 210813 |
| Cayuse #1 Placer Mining Claim | 210811 |
| Cayuse #2 Placer Mining Claim | 211062 |
| First Chance #1 Placer Mining Claim | 210816 |
| First Chance #2 Placer Mining Claim | 211063 |
| AMEX 1 | 219402 |
| AMEX 2 | 219403 |
| AMEX 4 | 219404 |
| AMEX 5 | 219405 |
| AMEX 6 | 219406 |
| AMEX 7 | 219407 |
| AMEX 8 | 219408 |
| AMEX 9 | 219409 |
| AMEX 10 | 219410 |
| GR 01 | 217480 |
| NHC 02 | 217481 |
| NHC 04 | 217482 |
| NHC 06 | 217483 |
| NHC 08 | 217484 |
| NHC 10 | 217485 |
| NHC 12 | 217486 |
| NHC 14 | 217487 |
| NHC 16 | 217488 |
| NHC 18 | 217489 |
| NHC 20 | 217490 |
| NHC 22 | 217491 |
| NHC 96 | 217492 |
| NHC 97 | 217493 |
| NHC 98 | 217494 |
| NHC 99 | 217495 |
| NHC 100 | 217496 |
| NHC 101 | 217497 |

| | |
|---|---|
| NHC 102 | 217498 |
| NHC 103 | 217499 |
| NHC 104 | 217500 |
| NHC 105 | 217501 |
| NHC 106 | 217502 |
| NHC 107 | 217503 |
| NHC 108 | 217504 |
| NHC 109 | 217505 |
| NHC 110 | 219477 |
| NHC 111 | 219478 |
| NHC 112 | 219479 |
| GHC 05 | 219415 |
| GHC 06 | 217839 |
| GHC 07 | 217840 |
| GHC 08 | 217841 |
| GHC 09 | 219416 |
| GHC 10 | 219417 |
| GHC 11 | 219418 |
| GHC 12 | 219419 |
| GHC 034 | 217842 |
| GHC 035 | 217843 |
| GHC 036 | 217844 |
| GHC 0199 | 217845 |
| GHC 0200 | 217846 |
| NHC 024 | 217847 |
| NHC 026 | 217848 |
| NHC 028 | 217849 |
| NHC 030 | 217850 |
| GR 03 | 219413 |
| GR 04 | 219414 |
| GHC 01 | 219411 |
| GHC 02 | 219412 |
| GHC 014 | 219420 |
| GHC 015 | 219421 |
| GHC 016 | 219422 |
| GHC 017 | 219423 |
| GHC 018 | 219424 |
| GHC 019 | 219425 |
| GHC 020 | 219426 |
| GHC 026 | 219427 |
| GHC 027 | 219428 |
| GHC 028 | 219429 |
| GHC 029 | 219430 |
| GHC 030 | 219431 |

| | |
|---|---|
| GHC 031 | 219432 |
| GHC 044 | 219433 |
| GHC 045 | 219434 |
| GHC 046 | 219435 |
| GHC 047 | 219436 |
| GHC 048 | 219437 |
| GHC 050 | 219438 |
| GHC 051 | 219439 |
| GHC 052 | 219440 |
| GHC 053 | 519441 |
| GHC 201 | 219442 |
| GHC 202 | 219443 |
| GHC 203 | 219444 |
| GHC 204 | 219445 |
| GHC 205 | 219446 |
| GHC 206 | 219447 |
| GHC 207 | 219448 |
| GHC 208 | 219449 |
| GHC 209 | 219450 |
| GHC 210 | 219451 |
| GHC 211 | 219452 |
| GHC 212 | 219453 |
| GHC 213 | 219454 |
| GHC 214 | 219455 |
| GHC 215 | 219456 |
| GHC 216 | 219457 |
| GHC 217 | 219458 |
| GHC 218 | 219459 |
| GHC 219 | 219460 |
| GHC 220 | 219461 |
| GHC 236 | 219462 |
| GHC 246 | 219463 |
| GHC 247 | 219464 |
| GHC 248 | 219465 |
| GHC 249 | 219466 |
| GHC 250 | 219467 |
| GHC 251 | 219468 |
| GHC 300 | 219469 |
| GHC 301 | 219470 |
| GHC 302 | 219471 |
| GHC 303 | 219472 |
| GHC 304 | 219473 |
| GHC 305 | 219474 |
| GR 3 | 219475 |

GR 4 219476

The terms of the Option Agreement proscribes the sale, transfer or encumbrance of the mineral rights to which the Option Agreement obtains during the life of the Option Agreement.

IN WITNESS WHEREOF, we have hereunto set our hands and seals this 6th day of February, 2012

OPTIONOR:

COMMONWEALTH RESOURCES, L.L.C.:

By: ______________________
Aaron L. Charlton, Member Manager

OPTIONEE:

GRANT HARTFORD CORPORATION:

By: ______________________
Eric Sauve, President

STATE OF MONTANA )
: ss
County of Missoula )

On the 6th day of February, 2012, before the undersigned, a Notary Public for the State aforesaid, personally appeared Aaron L. Charlton, as Member Manager of Commonwealth Resources, L.L.C. and Eric Sauve, as President of Grant Hartford Corporation, known to me to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their respective representative capacities, with full company and corporate authority so to do.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year first above-written.

(SEAL)

DAVID RODLI
NOTARY PUBLIC for the State of Montana
Residing at Missoula, MT
My Commission Expires May 07, 2014.

______________________
David Rodli
Notary Public for the State of Montana
Residing in Missoula, Montana
My Commission expires May 7, 2014